MEDIACOMM BROADCASTING SYSTEMS, INC.
                                d/b/a SHOPBIZ.COM







                                Exhibit No. 10.6
                              Employment Agreement
                                      with
                               Steven S. Montague
                              dated February 4 2000


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MediaComm Broadcasting Systems, Inc.
------------------------------------

This Agreement, made on February 4, 2000, by and between MediaComm Broadcasting Systems, Inc., (hereinafter "MBSI") and Steven S. Montague (hereinafter "Employee"). This Agreement replaces any previous agreements.

     1.   Employee Responsibility:

          A. Employee is responsible for carrying out the duties as President of MBSI.

     2.   Compensation:

          A.   Employee will receive a salary of $50,000 per year.

          B. Employee is entitled to participate in employee benefit plans maintained by MBSI.

          C. Employee can renew his contract from year-to-year unless terminated by either himself or MBSI upon not less than 14 days advance written notice.

     3.   Termination:

          A.   Compensation upon termination:

               i. Voluntary termination (Employee resignation)-Salary will be paid to Employee up to and including the last day of employment.

               ii. Involuntary termination (Employee fired by MBSI)-Salary will be paid to Employee up to and including the last day of employment.

          B. Company property-Upon termination all MBSI material and property will be returned by Employee to MBSI.

          C. Company clientele: Employee agrees that, if terminated (voluntarily or involuntary), Employee will not, for a period of three months, call upon any client of MBSI.

In witness whereof, the parties below have executed this Agreement in Denver, Colorado, on date indicated above.

Employee


/s/                                                 February 4, 2000
----------------------------                        ----------------
Steven S. Montague Signature                        Date

MBSI

/s/                                                 February 4, 2000
----------------------------                        ----------------
Don E. Montague    Signature                        Date